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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 23, 1997

                               Walbro Corporation
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-6955              38-1358966
          ------------             ------------         ------------
 (State or Other Jurisdiction      (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)


6242 Garfield Street, Cass City, Michigan                  48726
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code (517) 872-2131

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ITEM 5.         OTHER EVENTS.

        On January 23, 1997, the Registrant issued the Press Release attached as
        Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Exhibits.

     99.1   News release of Registrant dated January 23, 1997.








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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Walbro Corporation

                                By:     /s/ L.E. Althaver
Dated: January 23, 1997                 ------------------------------------
                                        L.E. Althaver
                                        Chairman and Chief Executive Officer





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                                 EXHIBIT INDEX


Exhibit #       Item
---------       ----

    99.1        News release of Registrant dated January 23, 1997